Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Net cash provided by operating activities	$12,123	$11,389	$33,048	$36,725
Less: Capital expenditures	(3,851)	(5,189)	(13,283)	(15,843)
Free Cash Flow	8,272	6,200	19,765	20,882

Less: Dividends paid	(3,741)	(3,726)	(11,215)	(11,162)
Free Cash Flow after Dividends	$4,531	$2,474	$8,550	$9,720
Free Cash Flow Dividend Payout Ratio	45.2%	60.1%	56.7%	53.5%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Capital Expenditures	$(3,851)	$(5,189)	$(13,283)	$(15,843)
Cash paid for vendor financing	(611)	(765)	(1,965)	(2,601)
Cash paid for Capital Investment	$(4,462)	$(5,954)	$(15,248)	$(18,444)
FirstNet reimbursement	(64)	—	(143)	(103)
Gross Capital Investment	$(4,526)	$(5,954)	$(15,391)	$(18,547)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Year to Date
	2020	2019	2020	2019
Net Income	$3,168	$3,949	$9,694	$12,271
Additions:
Income Tax Expense	766	937	3,003	3,059
Interest Expense	1,972	2,083	6,031	6,373
Equity in Net (Income) Loss of Affiliates	(5)	(3)	11	(36)
Other (Income) Expense - Net	231	935	(1,589)	967
Depreciation and amortization	7,030	6,949	21,537	21,256
EBITDA	13,162	14,850	38,687	43,890

Total Operating Revenues	42,340	44,588	126,069	134,372
Service Revenues	37,782	40,317	113,716	122,024

EBITDA Margin	31.1%	33.3%	30.7%	32.7%
EBITDA Service Margin	34.8%	36.8%	34.0%	36.0%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Communications Segment
Operating Contribution	$7,648	$8,036	$23,963	$24,718
Additions:
Depreciation and amortization	4,627	4,598	13,901	13,740
EBITDA	12,275	12,634	37,864	38,458

Total Operating Revenues	34,287	35,401	102,128	105,837

Operating Income Margin	22.3%	22.7%	23.5%	23.4%
EBITDA Margin	35.8%	35.7%	37.1%	36.3%

Mobility
Operating Contribution	$5,691	$5,742	$17,284	$16,818
Additions:
Depreciation and amortization	2,021	2,011	6,078	6,027
EBITDA	7,712	7,753	23,362	22,845

Total Operating Revenues	17,894	17,701	52,445	52,356
Service Revenues	13,883	13,930	41,520	41,383

Operating Income Margin	31.8%	32.4%	33.0%	32.1%
EBITDA Margin	43.1%	43.8%	44.5%	43.6%
EBITDA Service Margin	55.5%	55.7%	56.3%	55.2%

Entertainment Group
Operating Contribution	$779	$1,084	$3,144	$4,076
Additions:
Depreciation and amortization	1,277	1,316	3,875	3,978
EBITDA	2,056	2,400	7,019	8,054

Total Operating Revenues	10,053	11,197	30,637	33,893

Operating Income Margin	7.7%	9.7%	10.3%	12.0%
EBITDA Margin	20.5%	21.4%	22.9%	23.8%

Business Wireline
Operating Contribution	$1,178	$1,210	$3,535	$3,824
Additions:
Depreciation and amortization	1,329	1,271	3,948	3,735
EBITDA	2,507	2,481	7,483	7,559

Total Operating Revenues	6,340	6,503	19,046	19,588

Operating Income Margin	18.6%	18.6%	18.6%	19.5%
EBITDA Margin	39.5%	38.2%	39.3%	38.6%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
WarnerMedia Segment
Operating Contribution	$1,770	$2,871	$5,700	$7,784
Additions:
Equity in Net (Income) of Affiliates	(11)	(15)	(30)	(137)
Depreciation and amortization	171	165	501	425
EBITDA	1,930	3,021	6,171	8,072

Total Operating Revenues	7,514	8,350	22,176	25,990

Operating Income Margin	23.4%	34.2%	25.6%	29.4%
EBITDA Margin	25.7%	36.2%	27.8%	31.1%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Latin America Segment
Operating Contribution	(177)	$(166)	$(562)	$(548)
Additions:
Equity in Net (Income) of Affiliates	(14)	(13)	(26)	(25)
Depreciation and amortization	250	284	773	868
EBITDA	59	105	185	295

Total Operating Revenues	1,396	1,730	4,218	5,205

Operating Income Margin	-13.7%	-10.3%	-13.9%	-11.0%
EBITDA Margin	4.2%	6.1%	4.4%	5.7%

Vrio
Operating Contribution	$(34)	$13	$(101)	$43
Additions:
Equity in Net (Income) of Affiliates	(14)	(13)	(26)	(25)
Depreciation and amortization	126	162	400	496
EBITDA	78	162	273	514

Total Operating Revenues	753	1,013	2,392	3,112

Operating Income Margin	-6.4%	—%	-5.3%	0.6%
EBITDA Margin	10.4%	16.0%	11.4%	16.5%

Mexico
Operating Contribution	$(143)	$(179)	$(461)	$(591)
Additions:
Equity in Net (Income) Loss of Affiliates	—	—	—	—
Depreciation and amortization	124	122	373	372
EBITDA	(19)	(57)	(88)	(219)

Total Operating Revenues	643	717	1,826	2,093

Operating Income Margin	-22.2%	-25.0%	-25.2%	-28.2%
EBITDA Margin	-3.0%	-7.9%	-4.8%	-10.5%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Operating Revenues
Time Warner merger adjustment	$—	$—	$—	$72
Adjustments to Operating Revenues	—	—	—	72
Operating Expenses
Merger costs	38	190	431	579
Employee separation costs and benefit-related (gain) loss[1]	40	39	924	381
Impairments	73	—	2,515	—
Gain on spectrum transaction	—	—	(900)	—
Adjustments to Operations and Support Expenses	151	229	2,970	960
Amortization of intangible assets	1,921	1,771	6,122	5,719
Adjustments to Operating Expenses	2,072	2,000	9,092	6,679
Other
Gain on sale of investments - net	—	—	—	(638)
Debt redemption, impairments and other adjustments	1,263	11	1,670	362
Actuarial (gain) loss	63	1,917	63	4,048
Employee benefit-related (gain) loss[1]	(64)	—	(22)	—
Adjustments to Income Before Income Taxes	3,334	3,928	10,803	10,523
Tax impact of adjustments	648	755	1,791	2,183
Tax-related items	—	—	—	141
Impairment attributable to noncontrolling interest	—	—	105	—
Adjustments to Net Income	$2,686	$3,173	$8,907	$8,199
[1]Total holding gains on benefit-related investments were approximately $125 million in the third quarter and for the first nine months of 2020.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Operating Income	$6,132	$7,901	$17,150	$22,634
Adjustments to Operating Revenues	—	—	—	72
Adjustments to Operating Expenses	2,072	2,000	9,092	6,679
Adjusted Operating Income	8,204	9,901	26,242	29,385

EBITDA	13,162	14,850	38,687	43,890
Adjustments to Operating Revenues	—	—	—	72
Adjustments to Operations and Support Expenses	151	229	2,970	960
Adjusted EBITDA	13,313	15,079	41,657	44,922

Total Operating Revenues	42,340	44,588	126,069	134,372
Adjustments to Operating Revenues	—	—	—	72
Total Adjusted Operating Revenue	42,340	44,588	126,069	134,444
Service Revenues	37,782	40,317	113,716	122,024
Adjustments to Service Revenues	—	—	—	72
Adjusted Service Revenue	37,782	40,317	113,716	122,096

Operating Income Margin	14.5%	17.7%	13.6%	16.8%
Adjusted Operating Income Margin	19.4%	22.2%	20.8%	21.9%
Adjusted EBITDA Margin	31.4%	33.8%	33.0%	33.4%
Adjusted EBITDA Service Margin	35.2%	37.4%	36.6%	36.8%

Adjusted Diluted EPS
	Third Quarter		Nine-Month Period
	2020	2019	2020	2019
Diluted Earnings Per Share (EPS)	$0.39	$0.50	$1.19	$1.57
Amortization of intangible assets	0.22	0.19	0.68	0.62
Merger integration items	—	0.02	0.05	0.08
Debt redemption costs, (gain) loss on sale of assets and other	0.13	0.02	0.15	(0.01)
Actuarial (gain) loss	0.01	0.21	0.01	0.44
Impairments	0.01	—	0.35	—
Tax-related items	—	—	—	(0.02)
Adjusted EPS	$0.76	$0.94	$2.43	$2.68
Year-over-year growth - Adjusted	-19.1%		-9.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,173	7,356	7,186	7,350

Constant Currency

Constant Currency is a non-GAAP financial measure that management uses to evaluate the operating performance of certain international subsidiaries by excluding or otherwise adjusting for the impact of changes in foreign currency exchange rates between comparative periods. We believe constant currency enhances comparison and is useful to investors to evaluate the performance of our business without taking into account the impact of changes to the foreign exchange rates to which our business is subject. To compute our constant currency results, we multiply or divide, as appropriate, our current year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior year average foreign exchange rates. In calculating amounts on a constant currency basis, for our Vrio business unit (sale of this business unit closed in second quarter 2020), we exclude our Venezuela subsidiary in light of the hyperinflationary conditions in Venezuela, which we do not believe are representative of the macroeconomics of the rest of the region in which we operate..

Constant Currency
Dollars in millions
	Third Quarter
	2020	2019
AT&T Inc.
Total Operating Revenues	$42,340	$44,588
Exclude Venezuela	—	(6)
Impact of foreign exchange translation	337	—
Operating Revenues on Constant Currency Basis	42,677	44,582
Year-over-year growth	-4.3%

Adjusted EBITDA	13,313	15,079
Exclude Venezuela	—	8
Impact of foreign exchange translation	80	—
Adjusted EBITDA on Constant Currency Basis	13,393	15,087
Year-over-year growth	-11.2%

WarnerMedia Segment
Total Operating Revenues	$7,514	$8,350
Impact of foreign exchange translation	25	—
WarnerMedia Operating Revenues on Constant Currency Basis	7,539	8,350
Year-over-year growth	-9.7%

EBITDA	1,930	3,021
Impact of foreign exchange translation	21	—
WarnerMedia EBITDA on Constant Currency Basis	1,951	3,021
Year-over-year growth	-35.4%

Latin America Segment
Total Operating Revenues	$1,396	$1,730
Exclude Venezuela	—	(6)
Impact of foreign exchange translation	312	—
Latin America Operating Revenues on Constant Currency Basis	1,708	1,724
Year-over-year growth	-0.9%

EBITDA	59	105
Exclude Venezuela	—	8
Impact of foreign exchange translation	59	—
Latin America EBITDA on Constant Currency Basis	118	113
Year-over-year growth	4.4%

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Dec. 31,	March 31,	June 30,	Sept. 30,	Four Quarters
	2019 [1]	2020 [1]	2020 [1]	2020
Adjusted EBITDA[2]	$14,365	$14,232	$14,112	$13,313	$56,022
End-of-period current debt					5,898
End-of-period long-term debt					152,980
Total End-of-Period Debt					158,878
Less: Cash and Cash Equivalents					9,758
Net Debt Balance					149,120
Annualized Net Debt to Adjusted EBITDA Ratio					2.662
1As reported in AT&T's Form 8-K filed January 29, 2020, April 22, 2020, and July 23, 2020.
[2]Includes the purchase accounting reclassification of released content amortization of $102 million, $69 million, $75 million and $45 million in the four quarters presented, respectively.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Third Quarter
	September 30, 2020				September 30, 2019
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$13,883	$—	$(11,932)	$1,951	$13,930	$—	$(12,042)	$1,888
Strategic and managed services	—	3,967	—	3,967	—	3,900	—	3,900
Legacy voice and data services	—	2,031	—	2,031	—	2,252	—	2,252
Other services and equipment	—	342	—	342	—	351	—	351
Wireless equipment	4,011	—	(3,349)	662	3,771	—	(3,079)	692
Total Operating Revenues	17,894	6,340	(15,281)	8,953	17,701	6,503	(15,121)	9,083

Operating Expenses
Operations and support	10,182	3,833	(8,507)	5,508	9,948	4,022	(8,325)	5,645
EBITDA	7,712	2,507	(6,774)	3,445	7,753	2,481	(6,796)	3,438
Depreciation and amortization	2,021	1,329	(1,700)	1,650	2,011	1,271	(1,709)	1,573
Total Operating Expenses	12,203	5,162	(10,207)	7,158	11,959	5,293	(10,034)	7,218
Operating Income	5,691	1,178	(5,074)	1,795	5,742	1,210	(5,087)	1,865
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$5,691	$1,178	$(5,074)	$1,795	$5,742	$1,210	$(5,087)	$1,865
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Nine-Months Ended
	September 30, 2020				September 30, 2019
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$41,520	$—	$(35,736)	$5,784	$41,383	$—	$(35,837)	$5,546
Strategic and managed services	—	11,789	—	11,789	—	11,513	—	11,513
Legacy voice and data services	—	6,227	—	6,227	—	6,973	—	6,973
Other services and equipment	—	1,030	—	1,030	—	1,102	—	1,102
Wireless equipment	10,925	—	(8,968)	1,957	10,973	—	(9,074)	1,899
Total Operating Revenues	52,445	19,046	(44,704)	26,787	52,356	19,588	(44,911)	27,033

Operating Expenses
Operations and support	29,083	11,563	(24,004)	16,642	29,511	12,029	(24,769)	16,771
EBITDA	23,362	7,483	(20,700)	10,145	22,845	7,559	(20,142)	10,262
Depreciation and amortization	6,078	3,948	(5,114)	4,912	6,027	3,735	(5,119)	4,643
Total Operating Expenses	35,161	15,511	(29,118)	21,554	35,538	15,764	(29,888)	21,414
Operating Income	17,284	3,535	(15,586)	5,233	16,818	3,824	(15,023)	5,619
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$17,284	$3,535	$(15,586)	$5,233	$16,818	$3,824	$(15,023)	$5,619
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.